Exhibit  10.2
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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     REGISTRATION RIGHTS AGREEMENT dated as of March 1, 2003, by and among HERITAGE WORLDWIDE, INC., a Delaware corporation (the "Company"), GEM GLOBAL YIELD FUND, a Nevis, West Indies entity ("GEM"), and each of the other entities listed and identified on Schedule A to this Agreement, as such schedule may be amended from time to time. For purposes of this Agreement, all investors identified on Schedule A shall be known as the "Investors."

     WHEREAS, the Investors may be entitled to acquire Warrants to purchase up to an aggregate of one million (1,000,000) shares (the "Shares") of common stock, par value $.001 per share ("Common Stock"), of the Company pursuant to the terms of an Acquisition Agreement dated as of February 28, 2003 among the Company, Milo Finance, S.A., a Luxembourg limited liability entity ("PIP Holding") and the other parties thereto (the "Acquisition Agreement");

     WHEREAS, pursuant to the Acquisition Agreement, the Company has agreed to provide "piggy-back" registration rights with respect to any shares of Common Stock received by the Investors upon exercise of the Warrants; and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto,

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. In this Agreement the following terms shall have the following respective meanings:

          "Affiliate" means any Person Controlling, Controlled by or under common Control with the Person in question.

          "Control" means the direct or indirect beneficial ownership of an equity interest of a Person entitling or enabling the owner of such interest, under the circumstances, to direct the policies and operations of such Person.

          "Holders" means GEM and each of the other entities listed on Schedule 1 hereto, and any Permitted Transferees thereof, who are the record owners of Registrable Securities that have not been sold to the public.

          "Permitted  Transferee"  means  an  Affiliate  of  GEM  or  any  other
Investor.

          "Person" means any individual, corporation, partnership, trust or other entity of any nature whatsoever.

          "Registrable Securities" means (i) all of the Shares issued or issuable upon exercise of the Warrants and (ii) any Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event.

          "Register" means to register under the Securities Act and applicable state securities laws for the purpose of effecting a public sale of securities.

          "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 2 or 4 hereof, including, without limitation, all registra-tion and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disburse-ments of one counsel for all the selling Holders and other security holders, and the expense of any special audits incident to or required by any such registration.

          "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     2. "Piggy Back" Registrations. If the Company shall determine to register any of its securities under the Securities Act of 1933, as amended (the "Securities Act"), either for its own account or for the account of another security holder or holders exercis-ing registration rights, other than a registration relating solely to one or more employee benefit plans, or a registration on any registration form which does not permit secondary sales or which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

          (a) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

          (b) Use its best efforts to include in such registration all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after the date of delivery of the written notice from the Company described in clause (i) above. If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company may offer all of the securities it proposes to register for its own account or the maximum amount that the underwriter considers saleable and such limitation on any remaining securities that may, in the opinion of the underwriter, be sold will be imposed pro rata among all shareholders who are entitled to include shares in such registration statement according to the number of Registrable
Securities each such shareholder requested to be included in such registration statement.

     3.     Expenses  of  Registration.  The  Company shall pay all Registration
Expenses (exclusive of underwriting discounts and commissions) incurred in connection with any registration, qualifica-tion or compliance pursuant to
Section  2  or  4.

     4. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to


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the  initiation  of  each registration and as to the completion thereof.  At its expense,  the  Company  will  do  the following for the benefit of such Holders:

          (a) Keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all of the Shares covered by the Registration Statement have been sold or (ii) the date on which all of such Shares may be sold without restriction pursuant to Rule 144 of the Securities Act;

          (b) Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling shareholders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

          (c) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

          (e) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type custom-arily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

          (f) Permit the counsel to the selling shareholders whose ex-penses are being paid pursuant to Section 2 hereof to inspect and copy such corporate documents as he may reasonably request.

     5.      Indemnification.

          (a) The Company will, and hereby does, indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to which registration, qualifi-cation or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Com-pany in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and


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each  person  controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by any Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each other Holder and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omis-sion) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holder's directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue state-ment (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the lesser of (i) the net proceeds received by such Holder upon sale of his securities and (ii) the product of the dollar amount of such claims, losses, damages and liabilities multi-plied by a fraction, the numerator of which is the number of shares sold by such Holder in such offering and the denominator of which is the aggregate number of shares sold in such offering.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemni-fication (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnifying Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 5 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those


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

available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall be entitled to be reimbursed by this Indemnifying Party for its out-of-pocket expenses paid in connection with such assistance.

          (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 that imposes indemni-fication or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 if a Holder is not permitted to participate in a registra-tion on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

     6. Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

     7. Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder (a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then register-ing, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company.

     8. Exception to Registration. The Company shall not be required to effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Securities Act the Registrable Securities for which they requested registration under the provisions of the Securities Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect.


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

     9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of restricted securities (as that term is used in Rule 144 under the Securities
Act)  to  the  public  without  registration,  the  Company  agrees  to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securi-ties Act and the Exchange Act; and

          (c) so long as an Investor owns any restricted securities, furnish to the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing a Investor to sell any such securities without registration.

     10. Listing Application. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Investor, including the Shares.

     11. Damages. The Company recognizes and agrees that the holder of Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific perfor-mance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance based on there being an adequate remedy at law.

     12. Selection of Underwriter. The managing underwriter of any underwritten public offering by the Company, including without limitation pursuant to the provision of this Agreement, shall be selected by the Board of Directors of the Company.

     13.     Miscellaneous.

          (a) Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be made and performed entirely within the state and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding herein, unless such defense is also given or allowed by the laws of the State of New York and not waived hereby. The courts of the State of New York shall have exclusive jurisdiction over all controversies or disputes relating to or arising with respect to the interpretation, performance or breach of this Agreement. The parties consent to personal jurisdiction in the courts of such state and agree that process may be serviced upon them in any such action by registered mail at the address set forth below its signature hereon as such address may be changed from time to time in accordance with Section 15(e) or otherwise as permitted by New York law.


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

          (b) WAIVER OF TRIAL BY JURY. THE PARTIES HERETO, HAVING FULLY CONSIDERED THE CONSEQUENCES THEREOF, DO HEREBY WAIVE TRIAL BY JURY IN ANY PROCEEDING, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          (c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

          (d) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

          (e) Notices, etc. All notices, requests, demands, consents, approvals and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier to the party at its address or fax number given below its signature to this Agreement. Any notice so given shall be deemed to have been given when received. Any notice required to be given hereunder to an Investor may also be given to the designated representative of such Investor. A copy of any notice given hereunder shall be simultaneously sent to counsel for the respective parties, as follows:

               If  to  counsel  for  the  Company:

               Morrison  Cohen  Singer  &  Weinstein,  LLP
               750  Lexington  Avenue
               New  York,  New  York  10022
               Attention:  Jay  W.  Seeman/Michael  Connolly
               Fax:  (212)  735-8708

               If  to  counsel  for  the  Investors  and  GEM:

               Kaplan  Gottbetter  &  Levenson,  LLP
               630  Third  Avenue
               New  York,  New  York  10017-6705
               Attention:  Adam  S.  Gottbetter
               Fax:  (212)  983-9210

          Any party hereto, or counsel for any party hereto, may change the address and/or fax number for notices intended for it by giving a notice complying with this paragraph to the parties hereto and to the other counsel, but such notice shall not be effective until actually received.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.


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

          (g) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          (h) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Agreement as set forth in the text.

          (i) Successors and Assigns. Except as otherwise permitted hereby, this Agreement shall not be assigned by GEM or any other Investor without the prior written consent of the Company. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.


                   [Balance of Page Intentionally Left Blank]

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     IN  WITNESS  WHEREOF, the parties hereto have executed this Agreement as of the  date  first  above  written.

                                    HERITAGE  WORLDWIDE,  INC.


                                    By:
                                         ---------------------------
                                         Name:
                                         Title:




                                    On  behalf of itself and the Investors
                                      listed on Schedule A:

                                    GEM  GLOBAL  YIELD  FUND  LTD.



                                    By:
                                         ---------------------------
                                         Authorized  Signatory
                                         Name





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]
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

                                   SCHEDULE A
                                   ----------



GEM  GLOBAL  YIELD  FUND
GEM  SINGAPORE,  LTD.
OCEAN  STRATEGIC  HOLDINGS  LTD.
GLOBAL  STRATEGIC  HOLDINGS  LTD.



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